Al Frank Fund

Investor Class (Symbol: VALUX)

Advisor Class (Symbol: VALAX)

Supplement dated March 10, 2022

to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2021

This Supplement contains new and additional information that supersedes any contrary information contained in the Fund’s current Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI. All capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus and SAI.

INVESTOR CLASS TO ADVISOR CLASS CONVERSION

Effective at the close of business on April 7, 2022 (the “Conversion Date”), all outstanding Investor Class shares of the Fund will be converted to Advisor Class shares of the Fund (the “Class Conversion”). Effective immediately, Investor Class shares of the Fund are no longer offered for sale to new investors. Existing shareholders of Investor Class shares of the Fund may continue to purchase additional shares of the Fund until the Conversion Date.

The Class Conversion will be completed based on the share classes’ relative net asset values on the Conversion Date, without the imposition of any fees or expenses. Advisor Class shares have lower expenses than Investor Class shares. The Fund’s Investor Class Shares and Advisor Class shares have the same fee structure, except that Advisor Class shares are not subject to distribution and service fees pursuant to a Rule 12b-1 plan and the expense limitation cap for Advisor Class shares is lower. As a result of the Class Conversion, shareholders holding Investor Class shares of the Fund as of the Conversion Date will benefit from the Advisor Class share’s reduced total annual fund operating expenses relative to the Investor Class shares.

As of the Conversion Date, all references to the Fund’s Investor Class Shares in the Prospectus and SAI are deleted in their entirety.

The Class Conversion is intended to be tax-free, meaning that the Fund’s Investor Class shareholders will become Advisor Class shareholders without realizing any gain or loss for federal tax purposes.

As of the Conversion Date, the minimum initial investment for Advisor Class shares is lowered to $1,000. Accordingly, as of the Conversion Date, the section “Purchase and Sale of Fund Shares” of the summary section of the prospectus is deleted in its entirety and replaced with the following.

Purchase and Sale of Fund Shares. You may conduct transactions by mail (the Al Frank Fund, c/o Gemini Fund Services, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022), or by telephone at 1-888-263-6443. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in the Adviser share class of the Fund is $1,000, with a minimum subsequent investment of $100, although the Fund reserves the right to waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-888-263-6443.

Please retain this Supplement with your Prospectus and SAI for future reference. These documents are available upon request and without charge by calling the Fund at 1-888-263-6443.